UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2011

VOLCANO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52045	33-0928885
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Valley Centre Drive, Suite 200 San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

(800) 228-4728

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2011 Base Salaries

On March 21, 2011, the independent members of the Board of Directors (the “Board”) of Volcano Corporation (the “Company”) approved annual base salaries for certain of the Company’s “named executive officers” (as defined under applicable securities laws) for fiscal year 2011, effective January 1, 2011.

The following table sets forth the 2011 base salaries approved for certain named executive officers of the Company:

Named Executive Officer	Title	2011 Base Salary ($)
R. Scott Huennekens	President and Chief Executive Officer	$550,000
John T. Dahldorf	Chief Financial Officer and Secretary	318,270
David Sheehan	President, IVUS and FM Business	318,270
Michel E. Lussier	Group President, Advanced Imaging Systems, Scientific Affairs, and EMEA	394,714

2010 Cash Bonuses

On March 21, 2011, the independent members of the Board approved cash bonuses to be paid to certain named executive officers for performance in the year ended December 31, 2010.

The following table sets forth the cash bonuses granted to certain named executive officers on March 18, 2011:

Named Executive Officer	2010 Bonus ($)
R. Scott Huennekens	$636,000
John T. Dahldorf	200,000
David Sheehan	185,400
Michel E. Lussier	91,972

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLCANO CORPORATION

By:	/s/ Darin Lippoldt
Darin Lippoldt Senior Vice President and General Counsel

Dated: March 21, 2011